PATENT AND TRADEMARK ASSIGNMENT AND SECURITY AGREEMENT

         THIS PATENT AND TRADEMARK ASSIGNMENT AND SECURITY AGREEMENT (this "Agreement"), dated as of November 1, 1999, is made between NORTH AMERICAN VACCINE, INC., a Canadian corporation ("Assignor") and [*], a Delaware corporation ("Assignee").

         Assignor and Assignee are parties to a Security Agreement dated as of November 1, 1999 (as amended, modified, renewed or extended from time to time, the "Security Agreement"), which Security Agreement provides, among other things, for the assignment by Assignor to Assignee, and grant by Assignor to Assignee of a security interest in, certain of Assignor's property and assets, including, without limitation, its patents and patent applications, its trademarks, service marks and trade names, and its applications for registration of such trademarks, service marks and trade names. Pursuant to the Loan Agreement Assignor has agreed to execute and deliver this Agreement to Assignee for filing with the United States Patent and Trademark Office (the "PTO") (and any other relevant recording systems in any domestic or foreign jurisdiction), and as further evidence of and to effectuate such assignment of and grant of a security interest in such patents and patent applications, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, and the other general intangibles described herein. Accordingly, Assignor and Assignee hereby agree as follows:

         SECTION 1 DEFINITIONS; INTERPRETATION.

         (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

         (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 2 ASSIGNMENT AND GRANT OF SECURITY INTEREST.

         (a) As security for the payment and performance of the Obligations (as defined in the Security Agreement), Assignor hereby assigns, transfers and conveys and grants a security interest in and mortgage to Assignee, for security purposes, all of Assignor's right, title and interest in, to and under the following property, whether now existing or owned or hereafter acquired, developed or arising (collectively, the "Intellectual Property Collateral"):

         (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents and patent applications as described in SCHEDULE A hereto), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

---------------

*  Confidential treatment requested.

                                       1.

         (ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names and applications as described in SCHEDULE B hereto), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

         (iii) the entire goodwill of or associated with the businesses now or hereafter conducted by Assignor connected with and symbolized by any of the aforementioned properties and assets;

         (iv) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of the Assignor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

         (v)   all products and proceeds of any and all of the foregoing.

         (a) This Agreement shall create a continuing security interest in the Intellectual Property Collateral which shall remain in effect until terminated in accordance with Section 17 hereof.

         (b) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Intellectual Property Collateral" shall not include, (1) that certain U.S. Patent No. 5,425,946 which is covered by a security interest in favor of Bankers Trust Company as evidenced by the filing in the U.S. Patent and Trademark Office (the "Excluded Patent Collateral"), and (2) any general intangibles of Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that
(i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the term "Intellectual Property Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and
(C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Intellectual Property Collateral."

         SECTION 3 FURTHER ASSURANCES; APPOINTMENT OF ASSIGNEE AS ATTORNEY-IN-FACT. Assignor at its expense shall execute and deliver, or cause to be executed and delivered, to Assignee any and all documents and instruments, in

                                       2.

form and substance satisfactory to Assignee, and take any and all action, which Assignee may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Assignee's security interest in the Intellectual Property Collateral and to accomplish the purposes of this Agreement. Assignee shall have the right to, in the name of the Assignor, or in the name of Assignee or otherwise, without notice to or assent by the Assignor, and the Assignor hereby irrevocably constitutes and appoints Assignee (and any of Assignee's officers or employees or agents designated by Assignee) as the Assignor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of the Assignor on all or any of such documents or instruments and perform all other acts that Assignee deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Assignee's security interest in, the Intellectual Property Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of the Assignor, which Assignee may deem necessary or advisable to maintain, preserve and protect the Intellectual Property Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or (after the occurrence of any Event of Default) institute any action, suit or proceeding with respect to the Intellectual Property Collateral, and, after the occurrence of any Event of Default, (B) to assert or retain any rights under any license agreement for any of the Intellectual Property Collateral, including without limitation any rights of the Assignor arising under Section 365(n) of the Bankruptcy Code, and (C) after the occurrence of any Event of Default, to execute any and all applications, documents, papers and instruments for Assignee to use the Intellectual Property Collateral, to grant or issue any exclusive or non-exclusive license or sub-license with respect to any Intellectual Property Collateral, and to assign, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral; provided, however, that in no event shall Assignee have the unilateral power, prior to the occurrence and continuation of an Event of Default, to assign any of the Intellectual Property Collateral to any Person, including itself, without the Assignor's written consent. The foregoing shall in no way limit Assignee's rights and remedies upon or after the occurrence of an Event of Default. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.

         SECTION 4 FUTURE RIGHTS. Except as otherwise expressly agreed to in writing by Assignee, if and when the Assignor shall obtain rights to any new patentable inventions or any new trademarks, or become entitled to the benefit of any of the foregoing, or obtain rights or benefits with respect to any reissue, division, continuation, renewal, extension or continuation-in-part of any patents or trademarks, or any improvement of any patent, the provisions of
Section 2 shall automatically apply thereto and the Assignor shall give to Assignee prompt notice thereof. Assignor shall do all things deemed necessary or advisable by Assignee to ensure the validity, perfection, priority and enforceability of the security interests of Assignee in such future acquired Intellectual Property Collateral. Assignor hereby authorizes Assignee to modify, amend, or supplement the Schedules hereto and to reexecute this Agreement from time to time on Assignor's behalf and as its attorney-in-fact to include any

                                       3.

such future Intellectual Property Collateral and to cause such reexecuted Agreement or such modified, amended or supplemented Schedules to be filed with PTO.

         SECTION 5 ASSIGNEE'S DUTIES. Notwithstanding any provision contained in this Agreement, Assignee shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Assignor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Assignee hereunder or in connection herewith, Assignee shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Intellectual Property Collateral.

         SECTION 6 REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee that:

         (a) A true and correct list of all of the existing Intellectual Property Collateral consisting of U.S. patents and patent applications and/or registrations owned by the Assignor, in whole or in part, and pledged as collateral hereunder, is set forth in SCHEDULE A.

         (b) A true and correct list of all of the existing Intellectual Property Collateral consisting of U.S. trademarks, trademark registrations and/or applications owned by the Assignor, in whole or in part, and pledged as collateral hereunder is set forth in SCHEDULE B.

         (c) All patents, trademarks, service marks and trade names of Assignor are subsisting and have not been adjudged invalid or unenforceable in whole or in part.

         (d) All maintenance fees required to be paid on account of any patents or trademarks of Assignor have been timely paid for maintaining such patents and trademarks in force, and, to the best of Assignor's knowledge, each of the patents and trademarks constituting part of the Intellectual Property Collateral is valid and enforceable.

         (e) To the best of Assignor's knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person.

         (f) Except as otherwise disclosed in writing by Debtor to Secured Party, Assignor is the sole and exclusive owner of the Intellectual Property
Collateral and the past, present and contemplated future use of such Intellectual Property Collateral by Assignor has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person.

         SECTION 7  COVENANTS.

         (a) Assignor will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or Assignee's rights or interest in, the Intellectual Property Collateral.


                                       4.

         (b) Assignor will not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public.

         (c) Assignor will diligently prosecute all applications for patents and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

         SECTION 8  ASSIGNEE'S RIGHTS AND REMEDIES.

         (a) Assignee shall have all rights and remedies available to it under the Security Agreement, the other Documents and applicable law with respect to the security interests in any of the Intellectual Property Collateral or any other collateral. Assignor agrees that such rights and remedies include, but are not limited to, the right of Assignee as a secured party to sell or otherwise dispose of its collateral after default pursuant to the UCC. Assignor agrees that Assignee shall at all times have such royalty free licenses, to the extent permitted by law and to the extent of Assignor's rights therein, for any Intellectual Property Collateral that shall be reasonably necessary to permit the exercise of any of Assignee's rights or remedies upon or after the occurrence of an Event of Default and shall additionally have the right to license and/or sublicense any Intellectual Property Collateral upon or after the occurrence of an Event of Default, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any of the Intellectual Property Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as Assignee in its sole discretion shall determine. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Assignee shall have the right but shall in no way be obligated to bring suit, or to take such other action as Assignee deems necessary or advisable, in the name of the Assignor or Assignee, to enforce or protect any of the Intellectual Property Collateral, in which event the Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all documents required by Assignee in aid of such enforcement. To the extent that Assignee shall elect not to bring suit to enforce such Intellectual Property Collateral, Assignor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

         (b) The cash proceeds actually received from the sale or other disposition or collection of Intellectual Property Collateral, and any other amounts received in respect of the Intellectual Property Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Security Agreement.

         SECTION 9 NOTICES. All notices or other communications hereunder shall be in writing (including by facsimile transmission) shall be mailed, sent or

                                       5.

delivered in accordance with the Security Agreement at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective as provided in the Security Agreement.

         SECTION 10 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Assignee to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Assignee.

         SECTION 11  COSTS AND EXPENSES; INDEMNITY.

         (a) Assignor agrees to pay on demand all costs and expenses of Assignee, including without limitation all attorneys' fees, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, and the assignment, sale or other disposal of any of the Intellectual Property Collateral.

         (b) Assignor hereby agrees to indemnify Assignee, any affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and attorneys' fees incurred pursuant to 11 U.S.C., which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement, including in connection with any infringement or alleged infringement with respect to any Intellectual Property Collateral, or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that Assignor shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Assignor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (c) Any amounts payable to Assignee under this Section 11 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Bank Loan Agreement.

         SECTION 12 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Assignor, Assignee and their respective successors and assigns.


                                       6.

         SECTION 13 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Intellectual Property Collateral are governed by federal law and except to the extent that Assignee shall have greater rights or remedies under federal law, in which case such choice of New York law shall not be deemed to deprive Assignee of such rights and remedies as may be available under federal law.

         SECTION 14 AMENDMENT. This Agreement shall not be amended except by the written agreement of the parties.

         SECTION 15 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 16 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 17 TERMINATION. Upon payment and performance in full of all Obligations, this Agreement shall terminate and Assignee shall promptly execute and deliver to Assignor such documents and instruments reasonably requested by Assignor as shall be necessary to evidence termination of all security interests given by Assignor to Assignee hereunder, including cancellation of this Agreement by written notice from Assignee to the PTO; PROVIDED, HOWEVER, that the obligations of Assignor under Section 11 hereof shall survive such termination.

         SECTION 18 SECURITY AGREEMENT. Assignor acknowledges that the rights and remedies of Assignee with respect to the security interests in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement [and the other Documents] and all such rights and remedies are cumulative.

         SECTION 19 NO INCONSISTENT REQUIREMENTS. Assignor acknowledges that this Agreement and the Security Agreement may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and the Assignor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.




                                       7.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.



                                       NORTH AMERICAN VACCINE, INC.

                                       By /s/ Lawrence J. Hineline
                                          ---------------------------------
                                             Title: Vice President Finance

                                       10150 Old Columbia Road
                                       Columbia, Maryland  21046

                                       Attn: Vice President Finance
                                             ------------------------------
                                       Fax:  (410) 309-4077
                                             ------------------------------


                                       [*]

---------------

*  Confidential treatment requested.

                                       8.

STATE OF CALIFORNIA                   )
                                      ) ss
COUNTY OF ____________________________)


         On ___________ , before me, _____________, Notary Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                              ------------------------------
                                              Signature

[SEAL]



                                       9.

STATE OF CALIFORNIA        )
                           ) ss
COUNTY OF _________________)


         On ___________ , before me, _____________, Notary Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                                -------------------------------
                                                Signature

[SEAL]



                                      10.


                                                                 SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
                                                 PATENTS AND PATENT APPLICATIONS OF ASSIGNOR

------------------------------------------------------------------------------------------------------------------------------------
ISSUED U.S. PATENTS
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                08/798,760           February 11, 1997     Notice of
Expression, Purification and                         (co-exclusive      (Notice of Allowance                       Allowance issued
Refolding of the Outer Membrane                      license with PMC)  issued Jan. 1999)                          January 1999
Group B Porin Proteins                                                                                             (fee paid April
                                                                                                                   1999)
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX & Rockefeller  5,439,808            August 8, 1995        Patent
Expression, Purification and                         University
Refolding of the Outer Membrane                      (co-exclusive
Group B Porin Proteins from                          license with PMC)
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                5,747,287            May 5, 1998           Patent
Expression, Purification and                         (co-exclusive
Refolding of the Outer Membrane                      license with PMC)
Group B Porin Proteins from
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
Group A Streptococcal             Blake et al.       NVX & Rockefeller  5,866,135            February 2, 1999      Patent
Polysaccharide Immunogenic                           University
Compositions and Methods
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                5,879,686            March 9, 1999         Patent
Expression, Purification and                         (co-exclusive
Refolding of the Outer Membrane                      license with PMC)
Group B Porin Proteins from
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
U.S. PATENT APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, et al.        NVX                08/096,181           July 23, 1993         Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, et al.        NVX                08/449,358           May 24, 1995          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, et.al.     NVX                08/481,883           June 7, 1995          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, D'Ambra    NVX                08/753,242           November 22, 1996     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, Blake         NVX                08/923,992           September 5, 1997     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, et.al.     NVX                09/025,225           February 18, 1998     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Blake, et al.      NVX                09/118/180           July 17, 1998         Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Minetti, et al.    NVX                09/120,044           July 21,1998          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Blake et al.       NVX & Rockefeller  09/207,188           December 8, 1998      Application
                                  University
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, Blake      NVX                09/221,620           December 23, 1998     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Long-Rowe, Blake   NVX                09/399,220           September 17, 1999    Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon et al.      NVX                09/376,911           August 18, 1999       Application
------------------------------------------------------------------------------------------------------------------------------------

*        Confidential treatment requested.


                                      A-1.


---------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE B
---------------------------------------------------------------------------------------------------------------------------
                                                         U.S. TRADEMARKS OF ASSIGNOR
---------------------------------------------------------------------------------------------------------------------------
MARK                               STATUS              APPL NO./     APPL./REGIS. DATE        OWNER OF RECORD
                                                       REGIS. NO.
---------------------------------------------------------------------------------------------------------------------------
     REGISTERED U.S. TRADEMARKS
---------------------------------------------------------------------------------------------------------------------------
Globe Design                       Registered          1,932,111     October 31, 1995         North American Vaccine, Inc.
---------------------------------------------------------------------------------------------------------------------------
AMVAX                              Registered          1,967,632     April 16, 1996           North American Vaccine, Inc.
---------------------------------------------------------------------------------------------------------------------------
TRINAVACEL                         Registered          2,101,121     September 30, 1997       American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
TRIVAX                             Registered          2,118,360     December 2, 1997         American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
NAVA                               Registered          2,267,812     August 3, 1999           American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
     PENDING U.S. TRADEMARK APPLICATIONS
---------------------------------------------------------------------------------------------------------------------------
THE IMPORTANCE OF OUR WORK         Pending             75/190,826    October 29, 1996         American Vaccine Corporation
GROWS BIGGER EVERY DAY
---------------------------------------------------------------------------------------------------------------------------
NEISVAC-C                          Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
NEISIVA                            Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
MENCIVA                            Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------

                                      B-1.